Kayne Anderson

MLP Investment Company

FIRST QUARTER REPORT
FEBRUARY 28, 2006

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 142.8%
Equity Investments(a) — 142.8%
Pipeline MLP(b) — 116.1%
Atlas Pipeline Partners, L.P.	365	$15,295
Boardwalk Pipeline Partners, LP	354	6,893
Buckeye Partners, L.P.	74	3,266
Copano Energy, L.L.C.	2,222	90,295
Crosstex Energy, L.P.	2,619	96,914
DCP Midstream Partners, LP	69	1,892
Enbridge Energy Management, L.L.C.(c)	396	18,247
Enbridge Energy Partners, L.P.	1,980	88,524
Energy Transfer Partners, L.P.	4,444	158,756
Enterprise Products Partners L.P.	5,614	136,307
Genesis Energy, L.P.	38	445
Global Partners LP	369	7,764
Hiland Partners, LP	48	1,980
Holly Energy Partners, L.P.	220	8,840
Kinder Morgan Management, LLC(c)	2,719	118,908
Magellan Midstream Partners, L.P.	3,964	124,822
MarkWest Energy Partners, L.P.	193	8,690
MarkWest Energy Partners, L.P. — Unregistered(d)	679	29,564
Martin Midstream Partners L.P.	180	5,378
Northern Border Partners, L.P.	753	36,234
Pacific Energy Partners, L.P.	437	13,512
Plains All American Pipeline, L.P.	1,399	62,689
Regency Energy Partners LP(e)	550	11,032
Sunoco Logistics Partners L.P.	37	1,582
TC PipeLines, LP	206	7,163
TEPPCO Partners, L.P.	503	18,306
TransMontaigne Partners L.P.	52	1,318
Valero L.P.	639	33,235

		1,107,851

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Propane MLP — 12.7%
Ferrellgas Partners, L.P.	1,770	$39,584
Inergy, L.P.	2,969	81,168 120,752

Shipping MLP — 2.2%	109	3,769
K-Sea Transportation Partners L.P.(f)	259	7,871
Teekay LNG Partners L.P.	403	9,254
U.S. Shipping Partners L.P.		20,894

Coal MLP — 1.8%	171	8,812
Natural Resource Partners L.P.	137	7,908
Penn Virginia Resource Partners, L.P.		16,720

MLP Affiliates — 2.9%	32	2,177
Atlas America, Inc.(g)	58	4,603
Crosstex Energy, Inc.	249	5,484
Energy Transfer Equity, L.P.(e)	293	6,824
Magellan Midstream Holdings, L.P.(e)	275	6,287
MarkWest Hydrocarbon, Inc.(f)	318	2,400
TransMontaigne Inc.(g)		27,775

Other — 7.1%	71	1,625
Arlington Tankers Ltd.	520	12,333
Calumet Specialty Products Partners, L.P.(e)	2,650	53,000
Clearwater Natural Resources, LP — Unregistered(d)(h)	74	810
DryShips Inc.		67,768
		1,361,760
Total Equity Investments (Cost $1,171,189)

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investment — 0.0%
MLP Affiliate — 0.0%
TransMontaigne Inc. (Cost $504)	9.125%	06/01/10	$500	514

Total Long-Term Investments (Cost $1,171,693)	1,362,274

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity
Description	Rate	Date	Value

Short-Term Investment — 5.8%
Repurchase Agreement — 5.8%
Bear, Stearns & Co. Inc. (Agreement dated 2/28/06 to be repurchased at $55,047), collateralized by $56,637 in U.S. Government and Agency Securities (Cost $55,040)	4.500	03/01/06	$55,040

Total Investments — 148.6% (Cost $1,226,733)			1,417,314

	No. of
	Units

Liabilities
Securities Sold Short
Coal MLP
Alliance Resource Partners, L.P.	57	(2,111)

Propane MLP
AmeriGas Partners, L.P.	2	(65)

Total Securities Sold Short (Cash proceeds received $2,267)		(2,176)

Auction Rate Senior Notes		(320,000)
Deferred Taxes		(76,175)
Current Taxes		(905)
Other Liabilities		(4,744)

Total Liabilities		(404,000)

Unrealized Appreciation on Interest Rate Swap Contracts		4,577
Other Assets		11,047

Total Liabilities in Excess of Other Assets		(388,376)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$953,938

(a)	Unless otherwise noted, equity investments are common units/common shares.
(b)	Includes Limited Liability Companies.
(c)	Distributions are paid in-kind.
(d)	Fair valued securities, restricted from public sale. The Company negotiates certain aspects of the method and timing of its rights to dispose of these investments, including registration rights and related costs. (See Notes 2 and 6).
(e)	Security is currently non-income producing; expected to pay distributions within the next 12 months.

(f)	Security or a portion thereof is segregated as collateral on securities sold short.

(g)	Security is non-income producing.

(h)	Clearwater Natural Resources, LP is a privately-held company.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2006
($ amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,171,693)	$1,362,274
Repurchase agreement (Cost — $55,040)	55,040

Total investments (Cost — $1,226,733)	1,417,314
Deposits with brokers for securities sold short	2,650
Receivable for securities sold	4,161
Interest, dividends and distributions receivable	207
Deferred debt issuance costs and other, net	4,029
Unrealized appreciation on interest rate swap contracts	4,577

Total Assets	1,432,938

LIABILITIES
Investment management fee payable	2,416
Payable for securities purchased	1,378
Securities sold short, at fair value (Proceeds — $2,267)	2,176
Accrued directors’ fees and expenses	31
Accrued expenses and other liabilities	919
Current taxes	905
Deferred taxes	76,175

Total Liabilities before Senior Notes	84,000

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000
Series E, due December 21, 2045	60,000

Total Senior Notes	320,000

Total Liabilities	404,000

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 953,938

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (37,439,171 shares issued and outstanding, 199,990,000 shares authorized)	$ 37
Paid-in capital	894,237
Distribution in excess of net investment loss, net of tax benefit	(76,065)
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	15,824
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	119,905

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 953,938

NET ASSET VALUE PER COMMON SHARE	$25.48

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$18,901
Return of capital	(16,909)

Net dividends and distributions	1,992
Interest	760

Total Investment Income	2,752

Expenses
Investment management fees	2,416
Administration fees	176
Professional fees	86
Insurance	48
Custodian fees	46
Reports to stockholders	43
Directors’ fees	40
Dividends on securities sold short	32
Other expenses	36

Total Expenses — Before Interest Expense and Taxes	2,923
Interest expense	3,496

Total Expenses — Before Tax Benefit	6,419

Net Investment Loss — Before Tax Benefit	(3,667)
Current tax benefit	1,415
Deferred tax expense	(3)

Net Investment Loss	(2,255)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	2,926
Securities sold short	15
Payments on interest rate swap contracts	(67)
Current tax expense	(1,107)

Net Realized Gains	1,767

Net Change in Unrealized Gains/(Losses)
Investments	51,278
Securities sold short	111
Interest rate swap contracts	1,179
Deferred tax expense	(20,238)

Net Change in Unrealized Gains	32,330

Net Realized and Unrealized Gains	34,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,842
DIVIDENDS TO PREFERRED STOCKHOLDERS	(821)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$31,021

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three
	Months Ended		For the Fiscal
	February 28, 2006		Year Ended
	(Unaudited)		November 30, 2005

OPERATIONS
Net investment loss	$(2,255)		$(5,917)
Net realized gains	1,767		13,643
Net change in unrealized gains	32,330		81,858

Net Increase in Net Assets Resulting from Operations	31,842		89,584

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends	—	(1)	(1,712	)(2)
Distributions — return of capital	(821	)(1)	—	(2)

Dividends/Distributions to Preferred Stockholders	(821)		(1,712)

DIVIDENDS/ DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	—	(1)	(4,396	)(2)
Distributions — return of capital	(15,800	)(1)	(45,809	)(2)

Dividends/ Distributions to Common Stockholders	(15,800)		(50,205)

CAPITAL SHARE TRANSACTIONS
Proceeds from secondary public offering of 3,000,000 shares of common stock	—		81,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(3,591)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—		(1,087)
Issuance of 263,620 and 1,009,651 shares of common stock from reinvestment of distributions, respectively	6,627		25,265

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	6,627		101,587

Total Increase in Net Assets Applicable to Common Stockholders	21,848		139,254

NET ASSETS
Beginning of period	932,090		792,836

End of period (includes cumulative distributions in excess of net investment loss of $76,065 and $57,189, respectively)	$953,938		$932,090

(1)	The information presented in each of these items is a preliminary accounting (or “book”) estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the three months ended February 28, 2006 (which total amount was $821 to preferred stockholders and $15,800 to common stockholders) as either a dividend (ordinary income) or a distribution (return of capital). This preliminary estimate for book purposes is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ substantially from the preliminary determination for book purposes.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 (which was $1,712 and $50,205, respectively) as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits. For fiscal year 2005, the entire amount classified as a dividend to common stockholders ($4,396) is considered qualified dividend income provided the holding period requirement and certain other conditions are met.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$31,842
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(91,072)
Proceeds from sale of investments	28,164
Proceeds from sale of short-term investments	5,387
Realized gains	(2,874)
Return of capital distributions	16,909
Unrealized gains	(52,568)
Increase in deferred taxes	20,241
Amortization for bond premium	1
Increase in deposits with brokers for short sales	(1,921)
Increase in receivable for securities sold	(3,939)
Decrease in interest, dividend and distributions receivables	829
Increase in deferred debt issuance costs and other	(871)
Increase in payable for securities purchased	1,311
Decrease in investment management fee payable	(1,516)
Increase in securities sold short	1,875
Decrease in accrued directors’ fees and expenses	(116)
Decrease in accrued expenses and other liabilities	(204)
Decrease in current taxes	(1,484)

Net Cash Used in Operating Activities	(50,006)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	60,000
Cash distributions paid to preferred stockholders	(821)
Cash distributions paid to common stockholders	(9,173)

Net Cash Provided by Financing Activities	50,006

NET DECREASE IN CASH	—

CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:
      Noncash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $6,627.
      During the three months ended February 28, 2006, federal and state taxes paid were $1,173 and interest paid was $3,691.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
($ amounts in 000’s, except share and per share amounts)

	For the Three		For the		For the Period
	Months Ended		Fiscal Year		September 28, 2004(1)
	February 28, 2006		Ended		through
	(Unaudited)		November 30, 2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$25.07		$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	—		(0.03	)(3)	—
Secondary issuance of common stock, net of underwriting discounts and offering costs	—		0.11	(3)	—

Total	25.07		23.99		23.70

Income from investment operations
Net investment income/(loss)	(0.06	)(3)	(0.17	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	0.91	(3)	2.80	(3)	0.19	(4)

Total income from investment operations	0.85		2.63		0.21

Dividends/Distributions — Preferred Stockholders
Dividends	—	(3)(5)	(0.05	)(3)(6)	—
Distributions	(0.02	)(3)(5)	—	(3)(6)	—

Total dividends/distributions — Preferred Stockholders	(0.02)		(0.05)		—

Dividends/ Distributions — Common Stockholders
Dividends	—	(5)	(0.13	)(6)	—
Distributions	(0.42	)(5)	(1.37	)(6)	—

Total dividends/distributions — Common Stockholders	(0.42)		(1.50)		—

Net asset value, end of period	$25.48		$25.07		$23.91

Market value per share of common stock, end of period	$25.43		$24.33		$24.90

Total investment return based on common stock market value(7)	6.29%		3.66%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$953,938		$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expense	11.39	%(8)(9)	8.73	%(8)	4.73	%(8)(9)
Ratio of expenses to average net assets, excluding current and deferred income tax expense	2.77	%(8)(9)	2.32	%(8)	1.20	%(8)(9)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	2.77	%(9)	2.32%		1.08	%(9)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.26	%(9)	1.52%		—%
Ratio of net investment income/(loss) to average net assets	(0.97	)%(9)	(0.68)%		0.50	%(9)
Net increase in net assets to common stockholders resulting from operations to average net assets	13.40	%(9)	10.09%		5.30	%(9)
Portfolio turnover rate	2.14	%(10)	25.59	%(10)	11.78	%(10)
Auction Rate Senior Notes outstanding, end of period	$320,000		$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		$75,000		—
Asset coverage, per $1,000 of principal amount of Auction Rate Senior Notes Series A, B, C and E	421.54%		487.34%		—
Asset coverage, per $25,000 of liquidation value per share of Auction Rate Preferred Stock	341.50%		378.24%		—
Average amount of borrowings outstanding per share of common stock during the period	$8.34	(3)	$5.57	(3)	—

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS — (CONCLUDED)
($ amounts in 000’s, except per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 37,313,219, and 34,077,731, respectively.

(4)	Information presented relates to a share of common stock outstanding for the entire period.

(5)	The information presented in each of these items is a preliminary accounting (or “book”) estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the three months ended February 28, 2006 (which total amount was $821 to preferred stockholders and $15,800 to common stockholders) as either a dividend (ordinary income) or a distribution (return of capital). This preliminary estimate for book purposes is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and, therefore, it may differ substantially from the preliminary determination for book purposes.

(6)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 (which was $1,712 and $50,205, respectively) as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	For the three months ended February 28, 2006, the Company’s current tax benefit was $308 and it accrued $20,241 in deferred taxes on its unrealized gains and organizational expenses. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and it accrued $52,179 in deferred taxes on its unrealized gains and organizational expenses. For the period September 28, 2004 through November 30, 2004, the its current income tax expense was $763 and it accrued $3,755 in deferred taxes on its unrealized gains and organizational expenses.

(9)	Ratios are annualized since period is less than one full year.

(10)	Amount not annualized for the three months ended February 28, 2006 and for the period September 28, 2004 through November 30, 2004. For the three months ended February 28, 2006, for the fiscal year ended November 30, 2005, and for the period September 28, 2004 through November 30, 2004, calculated based on the sales of $28,164, $263,296 and $16,880, respectively of long-term investments dividend by the average long-term investment balance of $1,317,285, $1,029,035 and $143,328, respectively.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)
FEBRUARY 28, 2006
(amounts in 000’s, except share and per share amounts)

1.	Organization
      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
      B.     Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Advisor”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At February 28, 2006, the Company held 8.7% of its net assets applicable to common stockholders (5.8% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $83,000 and fair value of $82,564. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 for more detail on options written.
      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the three months ended February 28, 2006, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $16,909 of dividends and distributions received from MLPs. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $1,196 and $15,713, respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
      H.     Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 10. The Company’s dividends will be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2006 of the character of dividends paid during fiscal year 2005. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.
      I.     Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.
      J.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.
      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.
      K.     Organization Expenses, Offering and Debt Issuance Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s two issuances of common stock and issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.
      L.     Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
      M.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Company’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company equal to the basic management fee or adjusted by the performance fee adjustment, all as described below.
      Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. The basic management fee and the performance fee adjustment are calculated and paid quarterly, using a rolling 12-month performance period. Management fees will be accrued monthly.
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. At February 28, 2006, the Company accrued management fees at an annual rate of 0.75% of total assets (1.04% of net assets applicable to common stockholders) based on the Company’s investment performance for the period March 1, 2005 through February 28, 2006.
      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
      For the three months ended February 28, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $3 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes
      Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2006 are as follows:

Deferred tax assets:
Organizational costs	$(42)
Deferred tax liabilities:
Unrealized gains on investment securities	51,560
Distributions received from MLPs — return of capital	24,657

Total net deferred tax liability	$76,175

      At February 28, 2006, the Company did not record a valuation allowance against its deferred tax assets.
      The components of income tax expense include $18,121 and $1,812 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively. Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.
      At February 28, 2006, the cost basis of investments for Federal income tax purposes was $1,224,014 and the cash received on securities sold short was $2,267. At February 28, 2006, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short)	$197,853
Gross unrealized depreciation of investments (including securities sold short)	(4,462)

Net unrealized appreciation before tax and interest rate swap contracts	193,391
Unrealized appreciation on interest rate swap contracts	4,577

Net unrealized appreciation before tax	$197,968

Net unrealized appreciation after tax	$121,751

6.	Restricted Securities
      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair value as of

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
February 28, 2006, value per unit of such securities, percent of net assets applicable to common stockholders and percent of total assets which the securities comprise.

		Number of					Percent	Percent
		Units	Acquisition	Cost	Fair Value	Value Per	of Net	of Total
Partnership	Security	(in 000’s)	Date	(in 000’s)	(000’s)	Unit	Assets(1)	Assets

Clearwater Natural Resources, LP	Common Units (2)	2,650	08/01/05	$53,000	$53,000	$20.00	5.6%	3.7%
MarkWest Energy Partners, L.P.	Common Units (2)	679	11/09/05	30,000	29,564	43.57	3.1	2.1

				$83,000	$82,564		8.7%	5.8%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

7.	Investment Transactions
      For the three months ended February 28, 2006, the Company purchased and sold securities in the amount of $91,072 and $28,164 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

8.	Revolving Credit Line
      The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. As of February 28, 2006, the Company had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Auction Rate Senior Notes
      The Company issued four series of auction rate senior notes, each with a maturity of 40 years, having an aggregate principal amount of $320,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The principal amount of the Senior Notes will be due and payable on various dates as follows: Series A on April 3, 2045, Series B on April 5, 2045, Series C on March 31, 2045 and Series E on December 21, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
      Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, Series C and Series E as of February 28, 2006 were 4.65%, 4.73%, 4.74% and 4.75%, respectively. The weighted average interest rates for Series A, Series B and Series C for the three months ended February 28, 2006, were 4.42%, 4.45%, and 4.59%, respectively. The weighted average interest rate for Series E for the period from December 14, 2005 through February 28, 2006, was 4.54%. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A, Series B and Series E Notes is seven days, while Series C Notes reset every 28 days. The Notes are not listed on any exchange or automated quotation system.
      The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
      The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

10.	Preferred Stock
      The Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
      Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of February 28, 2006 was 4.81%. The weighted average dividend rate for the three month period ended February 28, 2006, was 4.64%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
      The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

11.	Interest Rate Swap Contracts
      The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 28, 2006, the Company has entered into nine interest rate swap contracts with UBS AG as summarized below:

Period
		Fixed Rate	Floating Rate		Accrued	Change in
	Notional	Paid by the	Received by the	Unrealized	Interest	Unrealized
Termination Date	Amount	Company	Company	Appreciation	Expense	Value

03/25/08-	$250,000	4.12-4.65%	1-month U.S.	$4,557	$20	$1,179
05/09/12			Dollar LIBOR
      At February 28, 2006, the weighted average duration of the interest rate swap contracts was 3.8 years and the weighted average fixed rate was 4.42%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

12.	Common Stock
      The Company has 199,990,000 shares of common stock authorized and 37,439,171 shares outstanding at February 28, 2006. As of that date, Kayne Anderson owned 4,000 shares. Transactions in common shares for the three months ended February, 2006, were as follows:

Shares at November 30, 2005	37,175,551
Shares issued through reinvestment of dividends	263,620

Shares at February 28, 2006	37,439,171

13.	Subsequent Events
      On April 13, 2006, the Company paid a dividend to its common stockholders in the amount of $0.43 per share, for a total of $16,099. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,187 was reinvested into the Company for 203,318 newly issued shares of common stock and $1,126 was used to purchase 44,200 shares in the open market to satisfy such reinvestment plan.